Capacity Reservation and Wafer Supply Commitment Agreement No. 00054240

THIS CAPACITY RESERVATION AND WAFER SUPPLY COMMITMENT AGREEMENT (“Agreement”) is made by and between Cirrus Logic, Inc. with its principal place of business at 800 W. 6th St., Austin, TX 78701 and Cirrus Logic International (U.K.) Ltd. (collectively with its Affiliates referred herein as “Customer”), on the one hand, and GLOBALFOUNDRIES Singapore Pte. Ltd. with its principal place of business at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (“GF”), on the other hand, (each a “Party” and collectively the “Parties”) and commences on the date this Agreement is last signed (“Effective Date”).

1.0 Definitions.

1.1.“Terms and Conditions of Sale” shall mean the mutually agreed terms and conditions of sale attached to this Agreement as Appendix B.
1.2.“Affiliates” shall mean, with respect to any Person (as defined below), any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act of 1933, as amended from time to time, including any After-Acquired Affiliate(s).
1.3.“After-Acquired Affiliate(s)” means any corporation, company, or other business entity (including an entity that is formed to acquire the assets of a Party) that is not an Affiliate of a Party to this Agreement as of the effective date of this Agreement, but becomes an Affiliate of a Party to this Agreement after the effective date of this Agreement.
1.4.“Person” shall mean any individual, natural person, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any company limited by shares, limited liability company, or joint stock company), incorporated or unincorporated association, governmental authority, firm, society or other enterprise, organization, or other entity of any nature.
1.5.“Fab 1” means GF’s 300mm semiconductor wafer fabrication facility located in Dresden, Germany.
1.6.“Fab 7” means GF’s 300mm semiconductor wafer fabrication facility (including GF’s module 7H) located in Singapore.
1.7.“Product” means GF’s 55BCDL wafer products and GF’s [***] wafer products collectively, unless the context refers to such products individually.
1.8.“$” means United States dollars.

2.0 Capacity Reservation and Purchase and Delivery Commitment.

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2.1 For calendar year 2022, GF will reserve for Customer the quantity of wafers of manufacturing capacity for [***] 55 BCDLite (“55BCDL”) 300mm wafers for Customer; as provided in subsection 2.8 below. For calendar year 2023, GF will reserve for Customer the quantity of wafers of manufacturing capacity set forth on the row labeled 2023 Reservation in Table 1 below; as provided in subsection 2.8 below, the Parties will engage in good faith discussions to determine the 2023 quarterly shipment spread of the 2023 reservation. The quarterly quantities of wafers agreed upon or otherwise set to be delivered for 2022 and 2023 will be referred to as “Quarterly Commitments” for calendar year 2022 and 2023. Upon Customer’s request, GF will make commercially reasonable efforts to provide capacity above the 2022 and 2023 Quarterly Commitments, including specifically an additional [***] in calendar year 2022.

Table 1: 2022-2023 Annual Reservations
55 BCDLite 300mm wafers out

	Q1 2022	Q2 2022	Q3 2022	Q4 2022
2022 Reservation	[***]

	Q1 2023	Q2 2023	Q3 2023	Q4 2023
2023 Reservation	[***]

2.2 For calendar years 2024 to 2026, GF will reserve for Customer the quantity of wafers of manufacturing capacity set forth on the applicable row in Table 2 below.

As provided in subsection 2.8 below, the Parties will engage in good faith discussions to determine the quarterly shipment spread of the annual reservations for each year 2024, 2025, and 2026 and the quarterly quantities of wafers agreed upon will be referred to as the “Quarterly Commitments" for 2024, 2025, and 2026.

Table 2
2024-2026 Annual Reservations
55 BCDLite 300mm wafers out

	Q1 2024	Q2 2024	Q3 2024	Q4 2024
2024 Reservation	[***]
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	Q1 2025	Q2 2025	Q3 2025	Q4 2025
2025 Reservation	[***]

	Q1 2026	Q2 2026	Q3 2026	Q4 2026
2026 Reservation	[***]

2.3 The period from Q1 2022 through Q4 2026 will be referred to as the “Reservation Term.” The quantities in Tables 1 and 2 are stated for 55BCDL 300mm wafers out of the fab, unless otherwise agreed by GF in writing.

2.4 Customer agrees to purchase all Quarterly Commitment quantities in accordance with the terms of this Agreement (the “Purchase Commitment”).

GF agrees to deliver all Quarterly Commitment quantities validly ordered by Customer within the applicable calendar quarter set forth in this Section 2 in accordance with the terms of this Agreement (the “Supply Commitment”).

2.5 [***] Sub-Capacity. For calendar years [***] only, and subject to the prior mutual written agreement by the Parties of [***] wafer pricing, Customer may utilize up to [***] of the reserved manufacturing capacity for [***] products for up to [***] consecutive calendar quarters in [***] by providing GF with written notice a minimum of [***] calendar quarters in advance of the first of the calendar quarters (the “[***] Sub-Capacity Notice”). Any such portion of the GF capacity reservation to be utilized for Customer’s [***] products will be referred to as a “[***] Sub-Capacity”. The Parties shall engage in good faith discussions to determine the quarterly shipment spread of such [***] wafers, such spread to be as uniform as possible taking into account product ramp considerations. In the event the Parties are unable to reach mutual agreement on the quarterly shipment spread for such wafers, the capacity shall be evenly divided across the time period at issue. In the [***] Sub-Capacity Notice, Customer will identify the time period at issue, the [***] product at issue and the total number of 300mm wafers that will be utilized for the applicable [***] product. Once GF receives a [***] Sub-Capacity Notice that complies with this Section 2.5 and the Parties have agreed upon a quarterly spread of the [***] wafers, for the relevant time period, the following will apply:
(i) GF shall be required to provide capacity support for the number of wafers of the [***] product specified in such [***] Sub-Capacity Notice;
(ii) GF’s obligation to supply Quarterly Commitment quantities of 55BCDL wafers will be reduced in the applicable quarter by the number of such [***] wafers specified in the [***] Sub-Capacity Notice;
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(iii) Customer shall be required to purchase, and GF shall be required to deliver, the number of wafers of [***] product specified in such [***] Sub-Capacity Notice; and
(iv) Customer’s obligation to purchase Quarterly Commitment quantities of 55BCDL will be reduced in the applicable quarter by the number of such [***] wafers specified in the [***] Sub-Capacity Notice.
For the avoidance of doubt the overall Customer wafer purchase commitment and GF wafer shipment commitment will not be increased pursuant to this Section 2.5.

2.6 GF shall have the exclusive right to decide at which of Fab 1 or Fab 7 (or both) a new Product will be taped-out, qualified, and manufactured. For new Products, GF shall provide Customer [***] months notice prior to tape-out of the Fab(s) that such Product will be manufactured in, [***].

For Products in production, GF shall provide Customer [***] months notice before moving any Product from Fab 1 or Fab 7 to the other GF fab, and Customer shall consent to such move except on the grounds of a good faith reasonable commercial justification for refusing such move, in which case, GF shall remain obligated to supply such Product from the original GF fab. Qualification wafers, for such Product to be moved between fabs, shall not count towards any Annual Reservation quantities [***].

If production will be in both Fabs, Customer and GF will make commercially reasonable efforts to qualify the Product at both Fabs.

2.7 GF will make commercially reasonable efforts to acquire, install and qualify new tools to ensure that the needed additional capacity to support the Quarterly Commitment in 2022 is available on time. If despite such commercially reasonable efforts, the additional capacity is not ready on time, and the cause is a delay in tool installation and qualification outside of GF’s control, then notwithstanding anything to the contrary in section 4.2 below, any Supply Shortfall amount due to shortfalls above [***] wafers and below a Quarterly Commitment during 2022 [***]. Any other Supply Shortfall during 2022 shall be subject to a Supply Shortfall Fee based on [***].

2.8 Shipment Plan

The Quarterly Commitments during the Reservation Term shall be determined [***] using the procedures and guidelines set forth below:

(i)At least [***] business days before the end of any calendar quarter, Customer shall submit to GF a wafer shipment forecast (containing part level detail) for at least the next [***] calendar quarters;
(ii)Immediately thereafter, and prior to the end of the calendar quarter, the parties shall engage in good faith discussions to determine the Quarterly Commitment(s) for any of [***] that have not previously been determined;
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(iii)The Quarterly Commitments in a calendar year may vary between an upper limit of no more than [***] of the annual reservation quantity for that year and no less than [***] of the Annual Reservation quantity for that year;
(iv)The sum of the Quarterly Commitments for a calendar year must equal the Annual Reservation for that year;
(v)If the parties fail to reach agreement prior to end of the calendar quarter for a particular Quarterly Commitment that is required to be determined, GF shall have the right to set the Quarterly Commitment at [***] of the Annual Reservation quantity or at such other quantity necessary to satisfy the annual reservation requirement.

2.9. Engineering Wafers. For purposes of this Agreement, engineering wafers shall count towards any Quarterly Reservation, however pricing for such engineering wafers, including any expedite requests, shall be per GF’s then current published service price list, and the Parties shall engage in good faith negotiations regarding the delivery dates for such engineering wafers. The following requirements shall apply with respect to Customer’s orders and GF’s supply of engineering wafers:
•As and when Customer has determined its engineering wafer plan needs, Customer may place purchase orders for engineering wafers and Customer shall provide quantity and split plan details.
•If production wafer starts for the applicable calendar quarter are available (within the applicable Quarterly Commitment quantity):
a.GF will provide a swap or fungibility ratio (for the engineering to production wafers exchange) and a delivery schedule based on the complexity of the engineering wafers;
b.GF and Customer will determine (as needed) the purchase order quantities for production wafers that will be decommitted to accommodate the engineering wafers, based on the swap/fungibility ratio;
c.Once the swap quantities have been determined, Customer shall be committed to purchase the revised engineering and production wafer quantities and GF shall be committed to deliver the revised engineering and production wafer quantities.
d.If GF’s delivery date (and subsequent delivery) for any engineering wafers extends into a later quarter, no Supply Shortfall fees shall be assessed on such engineering wafers.
e.If Customer requests expedited delivery of engineering wafers, GF will communicate the required expedite fees and/or any required delay in delivery of production wafers required to meet the Customer requested delivery dates. In any such cases, delayed production wafers will be exempt from Supply Shortfall fees.
•If production wafer starts for the applicable calendar quarter are no longer available (within the applicable Quarterly Commitment quantity):
a.Customer’s engineering wafer order shall be accommodated in the next wafer start cycle, treated as part of the purchase commitment for the next quarter, and the requirements above in (a)-(e) shall apply to such order.

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2.10 [***] Option. Customer shall have the option right, which may only be exercised by written notice to GF provided no later than August 31, 2021, to include the [***] technology in a maximum number of 55BCDL products in each calendar year as set forth below (the “[***] Option”):

	2023	2024	2025	2026
[***] sub cap max (kwpy)	[***]	[***]	[***]	[***]

Any such portion of the annual GF capacity reservation to be utilized for Customer’s 55BCDL products including the [***] technology (“[***] Products”) will be referred to as an “Annual [***] Sub-Capacity.”

If Customer exercises the [***] Option, Customer agrees to pay to GF:
•a nonrefundable fee of 10 million U.S. dollars (US$10,000,000.00) (the “[***] Option Exercise Fee”); GF will issue to Customer an invoice for the [***] Option Exercise Fee after the option exercise date, to be paid by Customer within thirty (30) days of such invoice issuance date;
•a prepayment for 55BCDL products including [***] technology in the amount of twenty million U.S. dollars (US$20,000,000.00) as an advance payment for such products to be sold to Customer under this Agreement (“[***] Product Prepayment”); such [***] Product Prepayment shall be in addition to the Prepayment set forth in section 3.2 below. GF will issue to Customer an invoice for the [***] Product Prepayment after the option exercise date, to be paid by Customer within thirty (30) days of the invoice date. The [***] Product Prepayment will be credited back to Customer as set forth in Section 5 below. In the event of termination of the Agreement by Customer based on material breach by GF, GF will refund any remaining portion of the [***] Product Prepayment that has not been credited back to Customer.

For the avoidance of doubt the overall Customer wafer purchase commitment and GF wafer shipment commitment will not be increased pursuant to this Section 2.10.

If Customer does not exercise its option right under this section 2.10, Customer shall remain committed to its Quarterly Commitment quantities based on 55BCDL products (without the [***] technology) set forth above in Sections 2.1 and 2.2.

3.0 Prepayment, Capacity Reservation Fee, and Purchase Orders

3.1 Capacity Reservation Fee. Customer agrees to pay to GF a nonrefundable fee of fifty million U.S. dollars (US$50,000,000.00) to secure the Quarterly Commitments for the Reservation Term (“Capacity Fee”). GF will issue to Customer an invoice for the Capacity Fee
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after the Effective Date, to be paid by Customer within thirty (30) days of the invoice issuance date.

3.2 Customer Prepayment. Customer agrees to pay to GF a prepayment for Products in the amount of one hundred and seventy-five million U.S. dollars (US$175,000,000.00) as an advance payment for the Products to be sold to Customer under this Agreement (“Prepayment”). GF will issue to Customer an invoice for the Prepayment after the Effective Date, to be paid by Customer within thirty (30) days of the invoice date. The Prepayment will be credited back to Customer as set forth in Section 5 below. In the event of termination of the Agreement by Customer based on material breach by GF, GF will refund any remaining portion of the Prepayment (less Order Shortfall fees if applicable) that has not been credited back to Customer.

3.3 Purchase Orders. For each calendar quarter, at least in advance of GF’s published standard technology lead time (“Standard Lead Time”) plus [***] Customer will load GF by submitting purchase orders for at least one quarter (1/4) of the applicable annual reservation wafer quantity, but no less than the Purchase Commitment for that calendar quarter (until such time as a quantity of wafers totaling the applicable annual reservation wafer quantity have been ordered for that year). Customer’s purchase orders in aggregate shall request delivery within the subject quarter of a quantity of Product that is equal to the Quarterly Commitments and such quantity will be evenly spread across the calendar quarter at issue. GF will accept such purchase orders for Products up to the amount of the Quarterly Commitments and will set delivery dates for delivery of the Product within the applicable calendar quarter, provided that Customer meets the requirements of this Agreement. GF may accept or reject purchase order quantities in excess of the Quarterly Commitments and if accepted, GF may set any delivery date for such excess quantities.

Customer may make a product mix change on up to [***]. The parties shall discuss a process to identify and track the purchase orders that may be subject to a mix change. In addition, the following requirements shall apply with respect to any mix change:
[***]

4.0 Shortfall Payments.
4.1 Order Shortfall Payment. Subject to subsection 4.1.3 below, if Customer fails to meet its Purchase Commitment for any calendar quarter, Customer will pay to GF an amount that is equal to [***] (the “Order Shortfall Fee”). Any Order Shortfall Fee will be applied against the Prepayment. Order Shortfall Fees incurred during a calendar year, if any, shall be summed at the end of a calendar year and invoiced in the first quarter of the next year. If there is no Prepayment Credit due by GF in said quarter, GF will issue to Customer an invoice for the Order Shortfall Fee, to be paid by Customer within thirty (30) days of the invoice date.

4.1.1 “Order Shortfall” means a quantity of Products that is equal to the applicable Quarterly Commitment less the Products delivered and that were to be delivered to Customer under accepted purchase orders for the same calendar quarter.
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4.1.2    [***]

4.1.3 Grace Periods. Notwithstanding anything else in this section 4.1, for Purchase Commitments in calendar year 2022 there shall be a one-quarter Order Shortfall Fee grace period for a portion of any Order Shortfall that is no more than [***] (“Shortfall in 2022”). The quantity of the Shortfall in 2022 shall be added to Customer’s Purchase Commitment for the next calendar quarter; the Order Shortfall Fee that would otherwise have been due for such shortfall shall be waived if such quantity is ordered in the calendar quarter following the quarter giving rise to the Order Shortfall in 2022. No such Shortfall in 2022 may be rolled over more than one quarter or rolled into 2023. Notwithstanding anything else in this section 4.1, for Purchase Commitments in calendar years 2023-2026, Customer may satisfy performance of up to [***]; if such performance is made by the end of that next calendar year, no Order Shortfall Fee shall be due.

4.2 Supply Shortfall Payment. Subject to subsection 4.2.2 below, if GF fails to meet its Supply Commitment for any calendar quarter, GF will credit to Customer’s account an amount that is equal to [***] (the “Supply Shortfall Fee”). Supply Shortfall Fees incurred during a calendar year, if any, shall be summed at the end of a calendar year and credited in the first quarter of the next year.

4.2.1 “Supply Commitment Shortfall” means the total quantity of Products that Customer ordered in accordance with the terms of this Agreement for delivery in a calendar quarter to fulfill its Purchase Commitment for such quarter and that GF fails to accept for delivery or deliver (as defined in the Terms and Conditions) in the applicable calendar quarter in accordance with the terms of this Agreement.

4.2.2 Grace Periods. Notwithstanding anything to the contrary in this subsection 4.2, for Supply Commitments in calendar year 2022 there shall be a one-quarter Supply Shortfall Fee grace period for any Supply Shortfall of the Quarterly Commitment (“Shortfall in 2022”). The quantity of such Shortfall shall be added to GF’s Supply Commitment for the next calendar quarter; the Supply Shortfall Fee that would otherwise have been due for such shortfall shall be waived if such quantity is delivered in that next calendar quarter. No such Shortfall in 2022 may be rolled over more than one quarter. Notwithstanding anything else in this subsection 4.2, for Supply Commitments in calendar years 2023-2026, GF may satisfy performance of up to [***] before the end of the next calendar year; if such performance is made by the end of that next calendar year, no Supply Shortfall Fee shall be due.

4.3    In the event that Products supplied are returned by Customer pursuant to GF’s return materials authorization process (“RMA”) process and determined to be defective due to GF’s fault, GF will, at GF’s option, replace those wafers with equivalent Products, or provide a credit for such Products, within two quarters of the date when the returned Products are determined to be the fault of GF.
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5.0 Reconciliation of Prepayment. Starting with the third quarter of 2023, after the end of each such calendar quarter of the Reservation Term, GF will also calculate the portion of the Prepayment GF will credit to Customer’s account (the “Prepayment Credit”), using the following formula: [***]. If applicable, GF shall deduct any Order Shortfall Fee from the Prepayment Credit. Notwithstanding anything to the contrary herein, GF’s obligation to make Prepayment Credits shall continue only until such time as Customer’s Prepayment(s) (pursuant to sections 2.10 and/or 3.2) is/are fully refunded to Customer (i.e. Prepayment balance is equal to zero dollars ($0)).

If Customer has exercised the [***] Option, the Prepayment Credit shall be [***].

6.0 Cancellation. If Customer cancels a purchase order (or line item) for Product subject to the Quarterly Commitment, Customer will pay the cancellation fee described in the Terms and Conditions of Sale, and the cancelled Product will not count towards the Purchase Commitment. If Customer incurs an Order Shortfall Fee for a calendar quarter in which Customer cancelled a delivery of Products subject to a Quarterly Commitment, the cancellation fee paid by Customer will be deducted from the Order Shortfall Fee.

7.0 Wafer Substrates. GF may use wafer substrates from different suppliers, provided that the wafer substrate meets the applicable GF specifications, and Customer consents to the use of a different supplier in writing. Customer agrees to make commercially reasonable efforts to qualify Product made using alternative wafer suppliers/substrates requested by GF, and agrees that once such Product is qualified and the wafers meet specifications then GF’s use of such alternative suppliers/substrates shall be deemed approved.

8.0 Term and Termination.
8.1 The term of this Agreement will commence on the Effective Date and will expire on the earlier of December 31, 2027, or such time as GF has met its Supply Commitment or all payments and/or credits owed have been made.

8.2 This Agreement may also be earlier terminated as follows:

8.2.1 By a Party if the other Party is in material breach of this Agreement, which breach is not cured within sixty (60) days of written notice from the non-breaching Party to the breaching Party; or

8.2.2 By a Party if the other Party is insolvent, is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due.

8.2.3. By Customer if GF fails to meet at least 70% of its Supply Commitment for two consecutive quarters or by GF if Customer fails to meet at least 70% of its Purchase Commitment for two consecutive quarters.

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8.3 Customer’s Exclusive Remedy. Customer acknowledges:
(i)that it shall have no right to terminate based on any GF Supply Shortfall except as provided in Section 8.2.3; and
(ii)that the GF Supply Shortfall Fees is Customer’s exclusive remedy for any GF Supply Shortfall and that Shortfall Fee payments represent an adequate measure of compensation to Customer for any GF Supply Shortfall.

In the event of termination by Customer, any Prepayment Credit balance shall become immediately due and payable by GF to Customer within 30 days of the date of termination.

8.4 GF’s Exclusive Remedy. GF acknowledges:

(i)that it shall have no right to terminate based on any Customer Order Shortfall except as provided in Section 8.2.3; and
(ii)that the Order Shortfall Fees is GF’s exclusive remedy for any Order Shortfall and that Order Shortfall Fee payments represent an adequate measure of compensation to GF for any Customer Order Shortfall.

In the event of a termination by GF, GF shall be entitled to retain the remaining balance of any Prepayment Credit.

8.5 Any terms of this Agreement that by their nature extend beyond expiration or termination of this Agreement will remain in effect until fulfilled and will bind the Parties and their legal representatives, successors, heirs and assigns, except in the event of a GF termination pursuant to Section 8.2, GF may, at its option, treat purchase orders as if cancelled by Customer, and Customer will owe any resulting cancellation charges and Order Shortfall Fees.

8.6 All notices, demands or other communications required or permitted to be given or made in connection with Section 8.0 of this Agreement will be in writing and will be sent (1) electronically (via email or facsimile) and (2) by registered or certified mail, return receipt requested, or by an internationally recognized overnight courier service and addressed to the other Party at its address as set forth below or other address, which the other Party may provide in writing.  Any notice shall be deemed to have been duly given and received by the Party to whom it is addressed (a) if sent by email or facsimile when sent, provided confirmation from the recipient is received, (b) if sent by registered or certified mail, three (3) Business Days after deposit in the mail postage prepaid or (c) if by overnight courier service, the next Business Day.

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GLOBALFOUNDRIES: GLOBALFOUNDRIES Singapore Pte. Ltd.
60 Woodlands Industrial Park D
Street 2
Singapore
Attn: Legal Department
Fax: (65) 6360 4971

Customer:
Cirrus Logic, Inc.
800 W. 6th St.
Austin, TX 78701
Attn: Legal Dept.
With copy to: GLOBALFOUNDRIES U.S. Inc. 400 Stonebreak Road Ext. Malta, NY 12020 U.S.A. Attn: General Counsel e-mail: legal.notices@globalfoundries.com

9.0 Price. The prices in Appendix A will apply to the 55BCDL Products.

10.0 Other Terms. The Agreement (including the attached Appendices) shall constitute the entire agreement between the parties regarding the subject matter hereof, and supersedes all prior communications, negotiations, understandings, agreements or representations, either written or oral, by or among the parties regarding such subject matter. No addition to or modification of this Agreement shall be effective unless made in writing and signed by the respective representatives of the parties. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Each Party agrees that the delivery of this Agreement by facsimile or in electronic format via email shall have the same force and effect as delivery of original signatures and that each Party may use facsimile, electronic format signatures, and photocopies of signatures as evidence of the execution and delivery of this Agreement by each Party to the same extent that an original signature could be used.

The parties agree to negotiate in good faith a manufacturing agreement in the second half of 2021. The terms and conditions set forth in Appendix B shall be superseded by terms in the manufacturing agreement.

Neither Party may disclose the terms and conditions of this Agreement to any third party, without the other Party's prior written consent, which shall not be unreasonably withheld, except (a) as required by law; (b) to legal counsel, accountants, or other professional advisors, but solely for the purpose of obtaining advice or services related to the Agreement and subject to an obligation of confidentiality; (c) in connection with the enforcement of this Agreement or rights under this Agreement; or (d) in connection with an actual or prospective merger, acquisition, sale of assets or similar transaction, but only to the extent the receiving party is subject to an obligation of confidentiality as set forth herein with respect to such disclosure.
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To the extent that either Party discloses information pursuant to 10.0(a), the disclosing Party shall use commercially reasonable efforts to request confidential treatment of any information that the disclosure of which would potentially cause competitive harm.

/// Signature Page to Capacity Reservation and Wafer Supply Commitment Agreement No. 00054240

ACCEPTED AND AGREED:

Cirrus Logic, Inc. (on behalf of itself and its Affiliates other than Cirrus Logic International (U.K.) Ltd.)

By: /s/ John M. Forsyth

Name: John M. Forsyth

Title: Chief Executive Officer

Date: July 27, 2021

Cirrus Logic International (U.K.) Ltd.

By: /s/ Thurman K. Case

Name: Thurman K. Case

Title: Chief Financial Officer

Date: July 27, 2021

GLOBALFOUNDRIES Singapore Pte. Ltd. By: /s/ Nigel Lim Name: Nigel Lim Title: Director, Business Operations Date: July 28, 2021

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Appendix A
Prices

[***]

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Appendix B
Terms and Conditions of Sale

Capitalized terms in this Appendix B shall have the meanings in the Definitions Section 6. below.

1.    PAYMENT TERMS
Customer will pay all invoices in United States dollars within [***] days from the date of an invoice.

2.    CANCELLATION
2.1    Subject to section 3.3 of the Agreement, Customer may cancel all or a part of its purchase order (a) only with prior written notice to GF’s customer service representative, and (b) only pursuant to any applicable cancellation charge set forth in Appendix C. Customer will also be responsible for any applicable sales, use, excise or other similar taxes levied on or otherwise payable in connection with the cancellation charge. Unless otherwise instructed by Customer, GF may dispose of or destroy cancelled Product.

2.2     Customer shall be entitled to cancel ordered quantities of Products without payment of any cancellation charge if the wafers have not yet been started in line for those Products. If Customer otherwise cancels an ordered quantity of Products, Customer agrees to pay the Product cancellation charges set forth in Appendix C.

3.    SHIPPING
Unless otherwise agreed by the Parties and stated in GF’s Order Acceptance, all deliveries will be made FCA, GF’s facilities (INCOTERMS 2010). Title and risk of loss or damage to the Products passes to Customer when they are made available for pick up at GF’s shipping facility. If the Original Scheduled Date in GF’s Order Acceptance is later than the delivery date requested by Customer (“Customer’s Requested Delivery Date”), GF will use commercially reasonable efforts to improve its scheduled date to align with Customer’s Requested Delivery Date. Delivery of Products within seven (7) Business Days before Customer’s Requested Delivery Date and seven (7) Business Days after the Original Scheduled Date will constitute compliance with the Order Acceptance and Customer agrees to accept such delivery.

4.    LIMITATION OF LIABILITY
4.1    Limitations on Damages. TO THE EXTENT THAT A PARTY MAY BE HELD LEGALLY LIABLE BY A COURT OF COMPETENT JURISDICTION UNDER CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE ARISING OUT OF THE PERFORMANCE OR BREACH OF ITS OBLIGATIONS IN THIS AGREEMENT, AND EXCLUDING ANY CUSTOMER PAYMENTS DUE FOR PRODUCTS AND SERVICES, CONFIDENTIALITY, INDEMNIFICATION OBLIGATIONS, CUSTOMER PAYMENTS DUE UNDER SECTION 3.0 OF THE AGREEMENT OR SHORTFALL PAYMENTS DUE
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BY EITHER PARTY UNDER SECTION 4.0 THE AGREEMENT, EACH PARTY’S MAXIMUM AGGREGATE LIABILITY FOR ALL CLAIMS OF ANY KIND UNDER THIS AGREEMENT WILL NOT EXCEED TWENTY PERCENT (20%) OF THE TOTAL PAYMENTS FOR ALL UNITS OF THE PART NUMBER OR THE SERVICE UPON WHICH THE CLAIM IS BASED THAT ARE RECEIVED BY GF FROM CUSTOMER IN THE TWELVE (12) MONTHS IMMEDIATELY PRECEDING THE DATE THE CLAIM AROSE. CUSTOMER AND GF ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION HEREIN.

4.2    Exclusion of Certain Damages. EXCEPT AS OTHERWISE MAY BE EXPRESSLY PROVIDED HEREIN, AND EXCLUDING ANY CONFIDENTIALITY, INDEMNIFICATION OBLIGATIONS, NEITHER PARTY IS LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES (INCLUDING BUT NOT LIMITED TO ANY INCREASED MANUFACTURING OR REWORK COSTS, DAMAGES RELATING TO PROCUREMENT OF SUBSTITUTE PRODUCT (i.e. “COST OF COVER”), LOSS OF PROFITS, REVENUES OR GOODWILL), WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, AND WHETHER OR NOT THE OTHER PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. The foregoing limitations of liability shall not apply to any liability that may not be excluded by law.

5.    GOVERNING LAW AND VENUE
This Agreement will be governed by and construed in accordance with the laws of the State of New York, without regard to New York’s conflict of law principles, except that the application of the United Nations Convention on Contracts for the International Sale of Goods is expressly excluded. The Parties agree that all actions or proceedings arising in connection with this Agreement shall be brought and litigated exclusively in the United States District Court for the Southern District of New York, or if there is no jurisdiction in such court, then in a state court located in New York County, New York. Each Party hereby consents to the exclusive personal jurisdiction of any such court.

6.    DEFINITIONS
6.1     "Order Acceptance" means a written document under which GF accepts Customer's PO for one or more Products.
6.2    “Original Scheduled Date” means the date the Products will be available for delivery as set forth in GLOBALFOUNDRIES’ Order Acceptance.

GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL         Cirrus Logic
July 27, 2021        Page 15

Appendix C

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GLOBALFOUNDRIES & CUSTOMER CONFIDENTIAL         Cirrus Logic
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